EXHIBIT 10.3

CONVERTIBLE PROMISSORY NOTE

$525,000	Las Vegas, Nevada September 17, 2021

FOR VALUE RECEIVED, and subject to the terms and conditions set forth herein, Cosmos Holdings Inc., a Nevada corporation (hereinafter referred to as “Maker” or the “Company”), unconditionally promises to pay to [_____]., a [_____] corporation (and together with its successors and assigns, hereinafter referred to as “Holder”), in the manner hereinafter provided, the aggregate principal sum of Five Hundred Twenty-Five Thousand Dollars ($525,000) (the “Principal”), or, if less, the aggregate unpaid principal amount, together with interest thereon, all in accordance with the provisions hereinafter specified.

1. Advance. On the date hereof, Maker received an advance of the aggregate principal sum of Five Hundred Thousand Dollars ($500,000), from Holder. The Maker acknowledges that the Principal Amount reflects a five percent (5%) original issuance discount.

2. Accrual of Interest. Interest shall accrue and be computed on the principal amount outstanding from time to time under this Note until the same is repaid in full at a rate equal ten percent (10%) per annum. Interest shall be calculated hereunder on the basis of a 360-day year for the actual number of days elapsed.

3. Payment of Interest. Maker shall pay interest on this Note on the Maturity Date (as hereafter defined) to Holder. Interest payable on this Note shall be paid on the Maturity Date in cash. During the continuance of an Event of Default, notwithstanding anything else to the contrary contained in this Note, interest payable on the outstanding principal hereunder shall bear interest at the then applicable interest rate set forth in the immediately preceding section plus eighteen percent (18%) per annum; provided, however, that such rate shall be increased or decreased to reflect the maximum interest rate permitted under applicable law. Such interest shall be payable in cash upon demand.

4. Maturity Date. The entire unpaid principal amount of this Note, together with all accrued unpaid interest, shall be due and payable on September 17, 2022 (the “Maturity Date”) or, if earlier, the date on which this Note is declared due and payable pursuant to the terms of this Note, including without limitation as provided in Section 9 of this Note.

5. Conversion of Note. This Note shall be convertible into validly issued, fully paid and non-assessable shares (the “Conversion Shares”) of the Company’s common stock, par value $0.001 per share (the “Common Stock”), on the terms and conditions set forth in this Section 5.

(a) Conversion Right. Subject to the provisions of this Section 5, at any time following the Issuance Date, the Holder shall be entitled to convert any portion of the outstanding and unpaid Conversion Amount (as defined below) into Conversion Shares in accordance with Section 5(b), at the Conversion Rate (as defined below), subject to adjustment as described in Section 5(c) below to reflect the intention of the parties that the total number of Conversion Shares issued be based upon an average trading price of the Common Stock during the Pricing Period. The Company shall not issue any fraction of a Conversion Share upon any conversion. If the issuance would result in the issuance of a fraction of a share of Common Stock, the Company shall round such fraction of a share of Common Stock up to the nearest whole share. The Company shall pay any and all transfer, stamp, issuance and similar taxes, costs and expenses (including, without limitation, fees and expenses of the Transfer Agent (as defined below)) that may be payable with respect to the issuance and delivery of Common Stock upon conversion of any Conversion Amount.

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(b) Conversion Rate. The number of shares of Conversion Shares issuable upon exchange of any portion of the Conversion Amount pursuant to Section 5(a) shall be determined by dividing (x) the Conversion Amount with respect to such portion of the Note by (y) the Conversion Price (the “Conversion Rate”).

(i) “Conversion Amount” means the sum of (x) portion of the Principal to be converted, prepaid or otherwise with respect to which this determination is being made and (y) all accrued and unpaid Interest with respect to such portion of the Principal amount, if any.

(ii) “Conversion Price” means (i) the VWAP during the Pricing Period multiplied by (ii) 70%, provided, however, that the Conversion Price shall be subject to a floor of $3.00 per share (the “Floor Price”). The Floor Price will be appropriately adjusted for any stock split, stock dividend, reverse stock split, stock combination or other similar transaction during any such measuring period.

(iii) “VWAP” means, for any period, the dollar volume-weighted average price for such security on the principal securities exchange or securities market on which such security is then traded during the period beginning on the first day of the period at 9:30:01 a.m., New York time, and ending on the last day of the period at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning on the first day of the period at 9:30:01 a.m., New York time, and ending on the last day of the period at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest Closing Bid Price and the lowest closing ask price of any of the market makers for such security as reported in the “pink sheets” by OTC Markets Group Inc. (formerly Pink Sheets LLC). If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such dates shall be the fair market value as mutually determined by the Company and the Holder. In the event of a dispute as to the number of Conversion Shares issuable to the Holder hereunder, the Company shall issue to the Holder the number of shares of Common Stock not in dispute.

(iv) “Pricing Period” means, the 10 Trading Days prior to the date that the Holder submits a Conversion Notice (as hereinafter defined).

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(v) “Trading Day” means any day on which the Common Stock is traded on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder.

(c) [Reserved]

(d) Limitations on Exchanges. Notwithstanding anything to the contrary contained in this Note, and subject to the provisions of this Section 5(d), the Note shall not be exchangeable by the Holder hereof into Common Stock, and the Company shall not effect any exchange of the Note into Common Stock or otherwise issue any shares of Common Stock pursuant hereto, to the extent (but only to the extent) that after giving effect to such Conversion or other share issuance hereunder the Holder (together with its Affiliates) would beneficially own in excess of 4.99% (the “Maximum Percentage”) of the Common Stock. To the extent the above limitation applies, the determination of whether the Note shall be exchangeable (vis-à-vis other convertible, exercisable or exchangeable securities owned by the Holder or any of its Affiliates) and of which such securities shall be convertible, exercisable or exchangeable (as among all such securities owned by the Holder and its Affiliates) shall, subject to such Maximum Percentage limitation, be determined on the basis of the first submission for exercise or exchange (as the case may be). Under no circumstances can the Maximum Percentage limitation be amended on less than 61 days’ notice, if, as a result of such amendment, the Maximum Percentage is amended to be above 9.9%. No prior inability to exchange the Note, or to issue shares of Common Stock, pursuant to this paragraph shall have any effect on the applicability of the provisions of this paragraph with respect to any subsequent determination of exchangeability. For purposes of this paragraph, beneficial ownership and all determinations and calculations (including, without limitation, with respect to calculations of percentage ownership) shall be determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (the “Exchange Act”). The provisions of this paragraph shall be implemented in a manner otherwise than in strict conformity with the terms of this paragraph to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Maximum Percentage beneficial ownership limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such Maximum Percentage limitation. For any reason at any time until the Principal has been exchanged, upon the written or oral request of the Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding, including by virtue of any prior conversion, exchange or exercise of convertible or exercisable securities into Common Stock. In addition, under no circumstances whatsoever may the aggregate number of shares of Common Stock issued to the Holder in connection herewith or the Warrant issued to the Holder on the date hereof.

(e) [Reserved]

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(f) Mechanics of Conversion.

(i) Conversion. To convert any Conversion Amount into Conversion Shares on any date (a “Conversion Date”), the Holder shall deliver to the Company (whether via facsimile, electronic mail or otherwise), for receipt on or prior to 11:59 p.m., New York time, on such date, a copy of an executed notice of conversion in the form attached hereto as Exhibit I (the “Conversion Notice”). If required pursuant hereto, within two Trading Days following a conversion of this Note as aforesaid, the Holder shall surrender this Note to a nationally recognized overnight delivery service for delivery to the Company. On or before the first Trading Day following the date of receipt of a Conversion Notice, the Company shall transmit by facsimile or electronic mail an acknowledgment of confirmation and representation as to whether such Conversion Shares may then be resold pursuant to Rule 144 or an effective and available registration statement, of receipt of such Conversion Notice to the Holder and the Transfer Agent which confirmation shall constitute an instruction to the Transfer Agent to process such Conversion Notice in accordance with the terms herein. On or before the second Trading Day following the date on which the Company has received a Conversion Notice (or such earlier date as required pursuant to the 1934 Act or other applicable law, rule or regulation for the settlement of a trade initiated on the applicable Conversion Date of such shares of Common Stock issuable pursuant to such Conversion Notice) (the “Share Delivery Deadline”), the Company shall (1) provided that the Transfer Agent is participating in the DTC Fast Automated Securities Transfer Program, credit such aggregate number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion to the Holder’s or its designee’s balance account with DTC through its Deposit/Withdrawal at Custodian system or (2) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, upon the request of the Holder, issue and deliver (via reputable overnight courier) to the address as specified in the Conversion Notice, a certificate, registered in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder shall be entitled pursuant to such conversion.

(ii) Company’s Failure to Timely Convert. If the Company shall fail, for any reason or for no reason, to credit to the Holder’s balance account with DTC within two (2) Trading Days after the Company’s receipt of a Conversion Notice (the “Share Delivery Deadline”), such number of shares of Common Stock to which the Holder is entitled upon the Holder’s conversion of this Note (as the case may be) (a “Conversion Failure”), then the Holder, upon written notice to the Company, may void its Conversion Notice with respect to, and retain or have returned (as the case may be) any portion of the Note that has not been exchanged pursuant to such Conversion Notice, provided that the voiding of a Conversion Notice shall not affect the Company’s obligations to make any payments which have accrued prior to the date of such notice pursuant to this Section 5(f) or otherwise. In addition to the foregoing, if on or prior to the Share Delivery Deadline, the Company shall fail to credit the Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s Conversion hereunder (as the case may be), and if on or after such Share Delivery Deadline the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder or its designee of all or any portion of the number of shares of Common Stock, or a sale of a number of shares of Common Stock equal to all or any portion of the number of shares of Common Stock, issuable upon such Conversion that the Holder or its designee so anticipated receiving from the Company, then, in addition to all other remedies available to the Holder or its designee, the Company shall, within three (3) Trading Days after receipt of the Holder’s or its designee’s written request, pay cash to the Holder or its designee, as applicable, in an amount equal to the Holder’s or its designee’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Common Stock so purchased (including, without limitation, by any other Person in respect, or on behalf, of the Holder), at which point the Company’s obligation to so credit the Holder’s or its designee’s balance account with DTC for the number of shares of Common Stock to which the Holder is entitled upon the Holder’s exchange hereunder (as the case may be) (and to issue such shares of Common Stock) shall terminate to the extent of such shares of Common Stock so purchased.

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(iii) Book-Entry. Notwithstanding anything to the contrary set forth in this Section 5, following Conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender any note, certificate or other instrument evidencing this Note to the Company unless (A) the full Conversion Amount represented by this Note is being converted (in which event this Note shall be delivered to the Company following Conversion thereof as contemplated by Section 5(f)(i) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Conversion Notice) requesting reissuance of a note, certificate or other instrument with respect to this Note and the Conversion Shares upon physical surrender of a certificate with respect to this Note. The Holder shall provide the Company with written partial releases relating to all Conversions of the Note. The Holder and the Company shall maintain records showing the amount of the Note converted, paid or adjusted (as the case may be) and the dates of such Conversions, payments or adjustments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of any certificate with respect to the Note upon any Conversion until the Note being converted has been fully satisfied.

(iv) Pro Rata Conversion; Disputes. In the event of a dispute as to the number of shares of Common Stock issuable to the Holder in connection with a Conversion of the Note or an adjustment to the number of Conversion Shares to be delivered following a Pricing Period, the Company shall issue to the Holder the number of shares of Common Stock not in dispute.

6. Manner and Application of Payments. All amounts payable in cash hereunder shall be payable to Holder by wire transfer of immediately available funds and in lawful money of the United States of America without set-off, deduction or counterclaim at such place as Holder may from time to time designate in writing to Maker. Payments hereunder shall be applied first to interest and then to principal outstanding hereunder, except that if Holder has incurred any cost or expense in connection with the enforcement or collection of the obligations of Maker hereunder, Holder shall have the option of applying any monies received from Maker to payment of such costs or expenses plus interest thereon before applying any of such monies to any interest or principal then due. If any payment of principal or interest under this Note shall be payable on a day other than a Trading Day such payment shall be made on the next succeeding Trading Day and interest shall be payable at the rate specified in this Note during such extension. The books and records of Holder shall be the best evidence of any amounts at any time owed under this Note (including but not limited to principal, interest and any fees owed hereunder) and shall be conclusive absent manifest error.

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7. Representation and Warranties. Maker hereby represents and warrants to Holder that:

(a) Maker is validly existing as a corporation under the laws of the State of Nevada and has the power and authority to execute and deliver this Note and has duly executed and delivered this Note;

(b) this Note is the legal, valid and binding obligation of Maker, enforceable in accordance with its terms;

(c) the execution, delivery and performance of this Note and the borrowing evidenced hereby does not (i) require the consent or approval of any other party (including any governmental or regulatory party), (ii) violate any law, regulation, agreement, order, writ, judgment, injunction, decree, determination or award presently in effect to which Maker is a party or to which Maker or any of its assets may be subject, or (iii) conflict with or constitute a breach of, or default under, or require any consent under, or result in the creation of any lien, charge or encumbrance upon the property or assets of Maker pursuant to any other agreement or instrument to which Maker is a party or is bound or by which its properties may be bound or affected; and

(d) there are no actions, suits, investigations or proceedings pending or, to the best of Maker’s knowledge, threatened at law, in equity, in arbitration or by or before any other authority involving or affecting Maker that are likely to have a material adverse effect on the financial condition of Maker.

8. Covenants.

(a) Further Assurances. Maker shall execute, acknowledge and deliver, or cause to be executed, acknowledged or delivered, any and all such further assurances and other agreements or instruments, and take or cause to be taken all such other action, as shall be reasonably necessary from time to time to give full effect to the Note and the obligations hereunder.

(b) Maintenance of Existence. Maker shall preserve, renew and maintain in full force and effect its corporate or organizational existence and take all reasonable action to maintain all rights and privileges necessary or desirable in the ordinary course of business except as would not have a materially adverse effect.

(c) Notices of Defaults. As soon as possible and in any event within two (2) Trading Days after Maker becomes aware of a Default or Event of Default under this Note, Maker shall notify Holder in writing of the nature and extent of such default or event of default and the action, if any, Maker has taken or proposes to take with respect to such default or event of default.

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9. Events of Default. Each of the following acts, events or circumstances shall constitute an Event of Default (each an “Event of Default”) hereunder:

(a) Maker shall default in the payment when due (in accordance with the terms of this Note) of any principal;

(b) Maker shall default in the payment when due (in accordance with the terms of this Note) of any interest or other amounts owing hereunder, and such default is not cured within three (3) Trading Days of the due date;

(c) (a) Maker shall commence a voluntary case concerning itself under any bankruptcy, insolvency or similar laws or statutes (including Title 11 of the United States Code, as amended, supplemented or replaced) (collectively, the “Bankruptcy Code”); or (b) an involuntary case is commenced against Maker and is not dismissed within ninety (90) days; or (c) a custodian (as defined in the Bankruptcy Code) is appointed for, or takes charge of, all or substantially all of the property of Maker or Maker commences any other proceeding under any reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction whether now or hereafter in effect relating to Maker or there is commenced against Maker any such proceeding; or (d) any order of relief or other order approving any such case or proceeding is entered; or (e) Maker is adjudicated insolvent or bankrupt; or (f) Maker makes a general assignment for the benefit of creditors; or (g) Maker shall call a meeting of its creditors with a view to arranging a composition or adjustment of its debts; or (h) Maker shall by any act or failure to act consent to, approve of or acquiesce in any of the foregoing;

(d) Maker shall dissolve or for any reason cease to be in existence;

(e) any representation or warranty made or that is deemed made by Maker shall have been false or misleading in any material respect on the date as of which such representation or warranty was made or deemed made;

(f) Maker shall fail to perform or observe any agreement, covenant or obligation arising under any provision hereof for more than thirty (30) days following receipt by Maker of a notice from Holder indicating any such violation; and

(g) any material adverse effect shall occur with respect to (a) the validity or enforceability of this Note or the rights, powers and privileges purported to be created hereby, (b) the right rights and remedies of the Holder hereunder, (c) Maker’s ability to perform any of its obligations hereunder, or (d) the business, assets, properties, liabilities (actual or contingent), operations or condition (financial or otherwise) of Maker.

If an Event of Default, other than an Event of Default described in clause (iii) of this section, occurs, Holder by written notice to Maker may declare the principal of and accrued interest on this Note to be immediately due and payable. Upon a declaration of acceleration, such principal and interest shall become immediately due and payable. If an Event of Default described in clause (iii) of this section occurs, the principal of and accrued interest on this Note then outstanding shall become immediately due and payable without any declaration or other act on the part of Holder.

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As used herein, the term “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.

10. Piggyback Registration Rights.

(a) Subject to Section 10.(b) herein, the Holder shall have the right, provided that at any time the Holder wishes to sell its Conversion Shares and Rule 144 under the Securities Act is unavailable for the resale of such Conversion Shares, to include the Conversion Shares as part of any other registration of securities filed by the Company in a registration statement under Securities Act (including, but not limited to, registration statements relating to secondary offerings of securities of the Company but excluding any registration statements (i) on Form S-4 or S-8 (or any successor or substantially similar form), or of any employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or a dividend reinvestment plan, (ii) otherwise relating to any employee, benefit plan or corporate reorganization or other transactions covered by Rule 145 promulgated under the Securities Act, or (iii) on any registration form that does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement covering the resale of the Conversion Shares). In the event the Holder desires to include in any such registration statement all or any part of the Conversion Shares held by the Holder, the Holder shall within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing, including the number of such Conversion Shares that the Holder wishes to include in such registration statement. If the Holder decides not to include all of its Conversion Shares in any registration statement thereafter filed by the Company, and Rule 144 under the Securities Act remains unavailable for the resale of such Conversion Shares, the Holder shall continue to have the right to include any Conversion Shares in any subsequent registration statement or registration statements as may be filed by the Company until the Holders have sold all of the Conversion Shares held by them. The Company shall bear all fees and expenses attendant to registering the Conversion Shares, but the Holder shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holder to represent it in connection with the sale of the Conversion Shares.

(b) Notwithstanding the foregoing and in the event the Company undergoes a underwritten public offering, if the managing underwriter or underwriters of any such proposed public offering advise the Company that the total amount or kind of securities that the Holder, the Company and any other persons intended to be included in such proposed public offering is sufficiently large to adversely affect the success of such proposed public offering, then the amount or kind of securities to be offered for the various parties wishing to have shares of the Company’s common stock registered shall be included in the following order:

(i) if the Company proposes to register treasury shares or authorized but unissued shares of its common stock or shares of common stock issuable upon the exercise of warrants sold in the public offering or issuable upon the exercise of warrants issued to the underwriter in the public offering (collectively, “Primary Securities”):

(A)first, the Primary Securities;

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(B) second, the Conversion Shares; and

(C) third, shares of its common stock that do not constitute Conversion Shares or Primary Securities (“Other Securities”).

(ii) if the Company proposes to register Other Securities, the Conversion Shares requested to be included in such registration, together with Other Securities held by parties exercising similar piggy-back registration rights (or if necessary, such Conversion Shares and Other Securities pro rata among the holders thereof based upon the number of such Conversion Shares and Other Securities requested to be registered by each such holder).

Anything to the contrary in this Agreement notwithstanding, the Company may withdraw or postpone a registration statement referred to herein (a “Registration Statement”) at any time before it becomes effective or withdraw, postpone or terminate the offering after it becomes effective without obligation to any Holder.

(c) As a condition to the inclusion of its Conversion Shares, the Holder shall furnish to the Company such information regarding the Holder and the distribution proposed by the Holder as the Company may request in writing or as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

(d) The Holder agrees by acquisition of the Conversion Shares that, upon receipt of any notice from the Company of the happening of any event that, in the good faith judgment of the Company’s Board of Directors, requires the suspension of the Holder’s rights under this Section 10, the Holder will forthwith discontinue disposition of the Conversion Shares pursuant to the then current prospectus included in the Registration Statement, as the same may be amended or supplemented (including such prospectus subject to completion) (the “Prospectus”), until the Holder is advised in writing by the Company that the use of the Prospectus may be resumed. If so directed by the Company, on the happening of such event, the Holder will deliver to the Company all copies, other than permanent file copies then in the Holder’s possession, of the Prospectus covering the Conversion Shares at the time of receipt of such notice.

(e) The Holder hereby covenants with the Company (i) not to make any sale of Conversion Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied, and (ii) if such Conversion Shares are to be sold by any method or in any transaction other than on a national securities exchange, or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, to notify the Company at least 5 Trading Days prior to the date on which the Holder first offers to sell any such Conversion Shares.

(f) The Holder acknowledges and agrees that the Conversion Shares sold pursuant to a registration statement described in this Section 10 are not transferable on the books of the Company unless the stock certificate submitted to the transfer agent evidencing the Conversion Shares is accompanied by a certificate reasonably satisfactory to the Company to the effect that (x) the Conversion Shares have been sold in accordance with such registration statement and (y) the requirement of delivering a current Prospectus has been satisfied.

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(g) The Holder shall not take any action with respect to any distribution deemed to be made pursuant to such registration statement that would constitute a violation of Regulation M under the Exchange Act, or any other applicable rule, regulation or law.

(h) Upon the expiration of the effectiveness of any registration statement described in this Section 10, the Holder shall discontinue sales of the Conversion Shares pursuant to such registration statement upon receipt of notice from the Company of the Company’s intention to remove from registration the Conversion Shares covered by such registration statement that remain unsold, and the Holder shall notify the Company of the number of registered Conversion Shares that remain unsold immediately upon receipt of such notice from the Company.

(i) In the case of the registration of any underwritten primary offering initiated by the Company (other than any registration by the Company on Form S-4 or Form S-8 (or any successor or substantially similar form), or of (i) an employee stock option, stock purchase or compensation plan or of securities issued or issuable pursuant to any such plan, or (ii) a dividend reinvestment plan) or any underwritten secondary offering initiated at the request of a holder of securities of the Company pursuant to registration rights granted by the Company, the Holder agrees not to effect any public sale or distribution of securities of the Company, except as part of such underwritten registration, during the period beginning fifteen (15) days prior to the closing date of such underwritten offering and during the period ending ninety (90) days after such closing date (or such longer period as may be reasonably requested by the Company or by the managing underwriter or underwriters).

(j) In furtherance and not in limitation of the foregoing, the Holder shall have no rights pursuant to this Section 10 at such time as all of the Holder’s Conversion Shares may be sold without limitation pursuant to Rule 144.

11. Remedies; Cumulative Rights. In addition to the rights provided under the immediately preceding Section, Holder shall also have any other rights that Holder may have been afforded under any contract or agreement at any time, and any other rights that Holder may have pursuant to applicable law. No delay on the part of Holder in the exercise of any power or right under this Note or under any other instrument executed pursuant hereto shall operate as a waiver thereof, nor shall a single or partial exercise of any power or right preclude other or further exercise thereof or the exercise of any other power or right. No extension of time of the payment of this Note or any other modification, amendment or forbearance made by agreement with any person now or hereafter liable for the payment of this Note shall operate to release, discharge, modify, change or affect the liability of any co-borrower, endorser, guarantor or any other person with regard to this Note, either in part or in whole. No failure on the part of Holder or any holder hereof to exercise any right or remedy hereunder, whether before or after the occurrence of a default, shall constitute a waiver thereof, and no waiver of any past default shall constitute a waiver of any future default or of any other default. No failure to accelerate the debt evidenced hereby by reason of an Event of Default hereunder or acceptance of a past due installment, or indulgence granted from time to time shall be construed to be a waiver of the right to insist upon prompt payment thereafter, or to impose late payment charges, or shall be deemed to be a novation of this Note or any reinstatement of the debt evidenced hereby, or a waiver of such right of acceleration or any other right, or be construed so as to preclude the exercise of any right which Holder or any holder hereof may have, whether by the laws of the State of New York, by agreement or otherwise, and none of the foregoing shall operate to release, change or affect the liability of Maker under this Note, and Maker hereby expressly waives (to the extent allowed by law) the benefit of any statute or rule of law or equity which would produce a result contrary to or in conflict with the foregoing.

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12. Attorneys’ Fees. Maker agrees to pay all costs and expenses of collection and enforcement of this Note when incurred, including Holder’s reasonable attorneys’ fees and legal and court costs, including any incurred on appeal or in connection with bankruptcy or insolvency, whether or not any lawsuit or proceeding is ever filed with respect hereto.

13. Waivers. Except for the notices expressly required by the terms of this Note (which rights to notice are not waived by Maker), Maker, for itself and its successors and assigns, hereby forever waives presentment, protest and demand, notice of protest, demand, dishonor and non-payment of this Note, and all other notices in connection with the delivery, acceptance, performance, default or enforcement of the payment of this Note, and waives and renounces (to the extent allowed by law), all rights to the benefits of any statute of limitations and any moratorium, appraisement, and exemption now allowed or which may hereby be provided by any federal or state statute or decisions against the enforcement and collection of the obligations evidenced by this Note and any and all amendments, substitutions, extensions, renewals, increases, and modifications hereof. Maker expressly agrees that this Note may be extended or subordinated, by forbearance or otherwise, from time to time, without in any way affecting the liability of Maker. No consent or waiver by Holder with respect to any action or failure to act which without such consent or waiver would constitute a breach of any provision of this Note shall be valid or binding unless in writing signed by Holder and then only to the extent expressly specified therein. Neither the failure nor any delay in exercising any right, power or privilege under this Note, at law or equity, or otherwise available agreement, will operate as a waiver of such right, power or privilege and no single or partial exercise of any such right, power or privilege by Holder will preclude any other or further exercise of such right, power or privilege.

14. Notices. Any notices required or permitted to be given under the terms of this Note shall be sent or delivered personally or by courier (including a recognized, receipted overnight delivery service) or by facsimile (with a copy sent by a recognized, receipted overnight delivery service) and shall be effective upon receipt, if delivered personally or by courier (including a recognized overnight delivery service) or by facsimile, in each case addressed to Maker or Holder. The addresses for such communications shall be:

If to Maker:

141 West Jackson Blvd., Suite 4236

Chicago, Illinois 60604

Attention: Grigorios Siokas

E-Mail:

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If to Holder:

Maker or Holder shall provide notice to the other of any change in its address.

15. Usury. All terms, conditions and agreements herein are expressly limited so that in no contingency or event whatsoever, whether by acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money advanced hereunder exceed the highest lawful rate permissible under applicable laws. If, from any circumstances whatsoever, fulfillment of any provision hereof shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction, in a final determination may deem applicable hereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if under any circumstances Holder shall ever receive as interest an amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to reduction of the unpaid principal balance due hereunder and not to the payment of interest.

16. Severability; Invalidity. Maker and Holder intend and believe that each provision in this Note comports with all applicable local, state and federal laws and judicial decisions. However, if any provisions, provision, or portion of any provision in this Note is found by a court of competent jurisdiction to be in violation of any applicable local, state or federal ordinance, statute, law, or administrative or judicial decision, or public policy, including applicable usury laws, and if such court would declare such portion, provision or provisions of this Note to be illegal, invalid, unlawful, void or unenforceable as written, then it is the intent of all parties hereto that such portion, provision or provisions shall be given force and effect to the fullest possible extent they are legal, valid and enforceable, and the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void or unenforceable portion, provision or provisions were severable and not contained herein, and the rights, obligations and interest of Maker and Holder under the remainder of this Note shall continue in full force and effect.

17. No Strict Construction. The language used in this Note shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any party.

18. Assignment. Maker may not transfer, assign or delegate any of its rights or obligations hereunder without the prior written consent of Holder. Holder shall have the right, without the consent of Maker, to transfer or assign, in whole or in part, its rights and interests in and to this Note, and, as used herein, the term “Holder” shall mean and include such successors and assigns. This Note shall accrue to the benefit of Holder and its successors and assigns and shall be binding upon the undersigned and its successors and assigns.

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19. Amendment. The provisions of this Note may be amended only by a written instrument signed by Maker and Holder.

20. Governing Law. THIS NOTE AND THE RIGHTS AND OBLIGATIONS OF ALL PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEVADA.

21. Jurisdiction; Waiver of Jury Trial. ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS NOTE SHALL BE FILED, TRIED AND LITIGATED IN THE STATE AND FEDERAL COURTS LOCATED IN NEW YORK CITY, NEW YORK. MAKER WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE, INCLUDING CONTRACT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. MAKER HAS REVIEWED THIS WAIVER AND KNOWINGLY AND VOLUNTARILY WAIVES THE AFORESAID TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS NOTE MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

[Remainder Of Page Intentionally Left Blank; Signature Page Follows]

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EXECUTED AND DELIVERED as of the first date written above.

MAKER:	COSMOS HOLDINGS INC.

	By:	/s/ Grigorios Siokas
	Name:	Grigorios Siokas
	Title:	Chief Executive Officer

ACKNOWLEDGED:	HOLDER

	By:	/s/
Name:
	Title:	President

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